Financial assets - current	12 Months Ended
Dec. 31, 2022
Financial assets - current.
Financial assets - current

10.Financial assets — current

These current financial assets relate to term accounts with an initial maturity longer than 3 months but less than 12 months and money market funds that do not qualify as cash equivalents.

	At December 31,
(in thousands of $)	2022	2021	2020
Money market funds	$46,162	$73,052	$130,290
Term accounts	1,345,646	929,000	649,359
Total current financial assets	$1,391,808	$1,002,052	$779,649

On December 31, 2022, the current financial assets included $376.8 million (€353.3 million) held in EUR, which could generate a foreign currency exchange gain or loss in our financial results in accordance with the fluctuations of the USD/EUR exchange rate as the Company’s functional currency is USD.

Please also refer to Note 26 for more information on the financial risk management.